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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report                                    JULY 3, 1996
      (Date of earliest event reported)




                          STANDARD FINANCIAL, INC.
          (Exact name of Registrant as specified in its charter)



                                Delaware
             (State or other jurisdiction of incorporation)



          0-24082                                       36-3941870
     (Commission File Number)  (IRS Employer Identification Number)




       4192 South Archer Avenue
          Chicago, Illinois                                60632-1890
       (Address of principal executive offices)            (Zip Code)






                                 (312) 847-1140
             (Registrant's telephone number, including area code)
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Item 5.   Other Events

          On July 3, 1996, Standard Financial, Inc. (the
"Registrant") announced through a press release that it had repurchased an additional 847,250 shares of its outstanding common stock. For more information regarding this matter, reference is made to the press release, a copy of which is attached hereto as Exhibit 99.1.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


          Exhibit No.


            99.1      Press release dated July 3, 1996

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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                STANDARD FINANCIAL, INC.




Dated: July 3, 1996      /s/   Randall R. Schwartz
                               RANDALL R. SCHWARTZ
                               Vice President and General Counsel